UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   January 17, 2007
                                                 ____________________________



                       First Keystone Financial, Inc.
_____________________________________________________________________________
          (Exact name of registrant as specified in its charter)



Pennsylvania                          000-25328                    23-2576479
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                         Identification No.)



22 West State Street, Media, Pennsylvania                                19063
______________________________________________________________________________
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code   (610) 565-6210
                                                   ___________________________



                               Not Applicable
______________________________________________________________________________
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
           Compensatory Arrangements of Certain Officers
           _______________________________________________________

      (a)  Not applicable.

      (b) On January 17, 2007, Robert R. Dwyer notified First Keystone Bank (the "Bank"), the wholly-owned subsidiary of First Keystone Financial, Inc. (the "Company"), of his intention to resign from his position as Senior Vice President and Director of Lending effective as of January 30, 2007. The Bank has commenced a search for Mr. Dwyer's replacement.

      (c)  Not applicable.

      (d)  Not applicable.

      (e)  Not applicable.

      (f)  Not applicable.

























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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     FIRST KEYSTONE FINANCIAL, INC.



Date:  January 23, 2007              By: /s/ Rose M. DiMarco
                                         ____________________________________
                                         Rose M. DiMarco
                                         Chief Financial Officer